UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2010

JOSHUA GOLD RESOURCES INC.
(f/k/a Bio-Carbon Systems International Inc.)

(Exact name of Company as specified in its charter)

Nevada	000-53809	27-0531073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

123 March Street, Suite 202, Sault Ste Marie, Ontario, Canada (Address of Principal Executive Offices)	P6A 2Z5 (Zip code)

Company’s telephone number, including area code: 705 253 5096

300 Center Avenue, Suite 202, Bay City, MI 48708
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the Company under any of the following provisions:

____    Written communications pursuant to Rule 425 under the Securities Act

____    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

____    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

____    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

{00204442.2 }

FORWARD LOOKING STATEMENTS

There are statements in this current report that are not historical facts. These "forward-looking statements" can be identified by use of terminology such as "believe," "hope," "may," "anticipate," "should," "intend," "plan," "will,”, “would”, "expect," "estimate," "project," "positioned," "strategy" and similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. For a discussion of these risks, you should read this entire current report carefully, especially the risks discussed under Risk Factors." Although management believes that the assumptions underlying the forward looking statements included in this current report are reasonable, they do not guarantee our future performance, and actual results could differ from those contemplated by these forward looking statements. The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. In the light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this current report will in fact transpire. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements.

GENERAL MATTERS

Item 1.01        Entry into a Material Definitive Agreement

On June 4, 2010, ABC Acquisition Corp. 1501 (the “Company”, “we” or “us”) entered into a license agreement (the “Cormier License”) with R&B Cormier Enterprises Inc. (“Cormier Enterprises”), an Ontario corporation, pursuant to which Cormier Enterprises granted us an exclusive, non-transferable and irrevocable right to develop and commercialize certain intellectual property that we will use in conducting airborne and other surveys of forested lands in areas that are difficult to access.  Those surveys would be conducted in a statistically verifiable process that is designed to be employed for use in carbon trading programs to assess the value (and potential value) of the surveyed lands as carbon sequestration land parcels in carbon trading, carbon sequestration, and other greenhouse gas emission control, offset and reduction programs.  Pursuant to the Cormier License, we are required to pay a royalty of 2.5% on any revenue earned by the Company from the use of the Cormier License.  In addition, under the agreement we have pre-paid the royalty on the first $225,000 of revenue to be earned under the Cormier License by issuing 18,750,000 of the Company’s common shares to Cormier Enterprises at a value of $0.0003/share.

On June 4, 2010, we also entered into a license agreement (the “GSN License”) with GSN Dreamworks, Inc. (“GSN”), an Ontario corporation, pursuant to which GSN granted the Company an exclusive, non-transferable and irrevocable right to develop and commercialize certain intellectual property that we will use in quantifying the value of forested lands and other parcels of property within the context of carbon trading programs, wherein such lands are expected to have value (that is currently unrealized) as carbon sequestration land parcels in carbon trading, carbon credit, and other greenhouse gas emission control, offset and reduction programs.  Pursuant to the GSN License, we are required to pay a royalty of 2.5% on any revenue earned by the Company from the use of the GSN License.  In addition, under the GSN License we have pre-paid the royalty on the first $225,000 of revenue to be earned under the GSN License by issuing 18,750,000 of our common shares to GSN at a value of $0.0003/share.

To facilitate the use of the Cormier License and GSN License, the Company entered into consulting agreements with Luc C. Duchesne and Robert G. Cormier (the “Consulting Agreements”), pursuant to which Mr. Duchesne and Mr. Cormier will provide the Company with management and advisory services with respect to the intellectual property licensed to the Company under those licenses.  Further to those agreements, Luc Duchesne has been appointed the Chief Executive Officer, President and Treasurer/Chief Financial Officer of the Company, and Mr. Cormier has been appointed the Chief Operating Officer and Secretary of the Company.  As consideration for agreeing to make their services available, we agreed to make a one-time payment of $9,125 to each of them, payable as to $3,500 in cash as to the remaining $5,925 in the form of 19,750,000 common shares valued at $0.0003 per share (for a total payment of $11,300 paid through the issuance of 39,500,000 common shares).  In addition to these payments, we agreed that we would pay additional remuneration to these individuals for their on-going services, likely in the form of a monthly cash payment that would be established and would commence after the Company has commenced more regular business operations.

These Consulting Agreements have a term of 3 years.  However, we may elect to terminate the agreements at any time upon notice.  In addition, under these agreements Mr. Duchesne and Mr. Cormier agreed that any intellectual property arising from or included to in any modifications or improvements to the licensed technology and intellectual property, or to any other rights owned, licensed or used by the Company, will be owned by us, and they assigned to the Company any interest they may have therein.

The Company’s business plan for the development, exploitation and commercialization of the intellectual property licensed under the Cormier License and the GSN License is discussed in greater detail under item 5.06 of this current report.

R&B Cormier Enterprises Inc. is wholly owned by Mr. Cormier and his spouse.  GSN Dreamworks Inc. is wholly owned by Mr. Duchesne.

Item 4.01.       Changes in Company’s Certifying Accountant

The Company has determined that, considering the change of control of the Company (see item 5.01), effective June 4, 2010 it changed auditors.  Accordingly, the Company terminated its relationship with UHY LLP ("UHY") as independent registered public accounting firm for the Company.  UHY, Southfield, Michigan, USA was previously engaged to audit our financial statements for the year ended December 31, 2009.  The decision to change accountants was approved and ratified by the Company’s Board of Directors.  The report of UHY on the financial statements of the Company for the year ended December 31, 2009 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle, except for an explanatory paragraph relative to the Company’s ability to continue as a going concern.  Additionally, since the inception of the Company in July 2009, in the 2009 fiscal year and in any subsequent interim period there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

While UHY was engaged by the Company, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreements if not resolved to the satisfaction of UHY would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for the fiscal year ended December 31, 2009.

The Company provided UHY with a copy of the disclosures to be included in item 4.01 of this current report and requested that UHY furnish a letter addressed to the Securities and Exchange Commission stating whether or not UHY agrees with the foregoing statements.  A copy of the letter from UHY to the Commission, dated June 4, 2010, is attached as Exhibit 16.01 to this Current Report.

The Company engaged Soberman, LLP, of Toronto, Ontario, Canada as the Company’s independent registered public accounting firm as of June 4, 2010.  Soberman LLP is and will continue to be the Company’s independent registered public accounting firm.

Item 5.01        Change of Control of Company

On June 4, 2010, Ben Fuschino, our sole officer and director, sold his 35,000,000 shares of the Company’s common stock, which shares represent 100% of our issued and outstanding common stock, to Luc Duchesne and Robert Cormier for a total purchase price of $7,000 (the “Change of Control”).  Mr. Duchesne and Mr. Cormier paid for those shares with their personal funds.

Upon closing of this share transfer, there arose a change of control whereby Mr. Duchesne and Mr. Cormier collectively held a controlling 100% ownership interest in the Company.  Immediately thereafter, additional common shares were issued by the Company as follows:

•         as disclosed under item 1.01 of this current report, a total of 37,500,000 shares of common stock were issued to two companies, one of which is owned and controlled by Mr. Duchesne, and the other owned and controlled by Mr. Cormier and his spouse;

•         as disclosed under item 1.01 of this current report, a total of 39,500,000 shares of common stock were issued to Mr. Duchesne and Mr. Cormier as consideration for their agreement to make their services available to the Company (as officers and in any other capacity under their Consulting Agreements with us);

•         as disclosed under item 5.02 of this current report, a total of 6,500,000 shares of common stock were issued to our directors in payment for their service on the board of directors;

•         as disclosed under “Form 10-Recent Sales of Unregistered Securities 10 Disclosure” in this item 5.01, a total of 146,000,000 shares of common stock were issued to a total of 19 investors on a private placement basis.

Form 10 Disclosure

Item 5.01(a)(8) of this current report states that if the registrant filing a report was a shell company, as the Company was, immediately before the change in control, then the Company must disclose the information that would be required if the Company were filing a general form for registration of securities on Form 10.

Accordingly, the Company is providing below the information that would be included in a Form 10 if we were to file such form.  Please note that the information provided below relates to the Company and its business, currently and projected to be conducted, upon and after the change of control, with such information reflecting the Company and its securities upon consummation of the transactions stated above, including those disclosed in items 1.01, 5.02 and 5.06 of this current report.  Pursuant to item 5.01(a)(8) of this current report, the information required by items  8 and 13 of Form 10 is incorporated by reference into this current report from our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and from our Quarterly Report on Form 10-Q for the fiscal period ended March 31, 2010.

Business

The Company’s business plan and objective is to use certain licensed intellectual property to provide services and capitalize on opportunities relating to carbon trading, carbon sequestration, and other greenhouse gas emission control, offset and reduction programs.  With the increasing importance of such programs, whether participation in them by businesses is voluntary or as a result of mandatory government regulations, we believe there are opportunities for property owners and holders of timber harvesting rights to unlock the value of forested lands and other parcels of property as sources and generators of carbon credits.

Risk Factors

An investment in the Company is highly speculative in nature and involves an extremely high degree of risk.

There may be conflicts of interest between our management and our non-management stockholders.

Conflicts of interest create the risk that management may have an incentive to act adversely to the interests of other investors. A conflict of interest may arise between our management's personal financial interests and the fiduciary duty to our stockholders. Further, our management's own financial interests may at some point compromise their fiduciary duty to our stockholders. Luc Duchesne and Robert Cormier, who are the Company’s sole officers and a majority of its directors, continue to be involved in businesses that operate and commercialize technology that is similar or related to the Company’s, although those businesses exploit and seek to exploit different applications and opportunities.  In addition, although it is anticipated that these individuals will spend significant time and effort developing our business, it is possible that they will be exposed to business or employment opportunities that would conflict with the interests of the Company, or cause them to reduce their efforts on the Company’s behalf or to entirely cease working with the Company.  If we and any other businesses with which our officers are involved wish to take advantage of the same opportunity, then the officer and director that is affiliated with both companies would abstain from voting upon the opportunity.

Future success is highly dependent on the ability of management to further develop and implement a business plan, and secure customers.

The nature of our operations is highly speculative and there is a consequent risk of loss of your investment. The success of our activities will depend on the availability of finances, opportunities relating to carbon trading, offset and reduction regimes, greenhouse gas emission reduction programs, government regulations and economic conditions in the forestry and timber industries.  As we have no operating history or revenue and only minimal assets, there is a risk that we will be unable to consummate a business combination. The Company has had no recent operating history and no revenues or earnings from operations since inception. We have no significant assets or financial resources. We will, in all likelihood, sustain operating expenses without realizing significant revenues for the forseeable future, at least until the market opportunities for the Company’s services and technology develops and the demand for our services becomes more proven and regular. This will likely result in our incurring net operating losses for the foreseeable future. We cannot assure that our business will develop as hoped, or that it will become profitable.

There is no trading market for our common stock.

Outstanding shares of our common stock cannot be offered, sold, pledged or otherwise transferred unless subsequently registered pursuant to, or exempt from registration under, the Securities Act of 1933, as amended (the “Securities Act”) and any other applicable securities laws or regulations. These restrictions will limit the ability of our stockholders to liquidate their investment.

Our business may have no revenues for the foreseeable future.

We are a development stage company and have had no revenues from operations. We may not realize any revenues unless and until we successfully develop an operating business involving the use of the Cormier License and GSN License.

We may issue more shares to raise additional capital, and permit the development of the Company’s business.  As a result, the shareholdings of current shareholders may be diluted.

Our Articles of Incorporation authorizes the issuance of a maximum of 400,000,000 shares of common stock and a maximum of 100,000,000 shares of preferred stock. We may issue additional shares from time to time to raise the capital that we anticipate will be required to further develop our business.  Any share issuance would be subject to compliance with applicable securities laws and subject to the limitation that, unless our articles of incorporation are amended with approval of our stockholders, no more that 400,000,000 shares of common stock, and no more that 100,000,000 shares of preferred stock, may be issued and outstanding at any time.  The Company’s issuance of additional shares may be accomplished without stockholder approval.  This may result in substantial dilution in the percentage of our common stock held by our then existing stockholders. Moreover, the common stock issued from time to time may be valued on an arbitrary or non-arm’s-length basis by our management, resulting in an additional reduction in the percentage of common stock held by our then existing stockholders. Our Board of Directors has the power to issue any or all of such authorized but unissued shares without stockholder approval. To the extent that additional shares of common stock or preferred stock are issued, dilution to the interests of our stockholders will occur and the rights of the holders of common stock might be materially and adversely affected.

We cannot assure you that our shares will be listed on a securities exchange or quotation service (whether the Nasdaq, the American Stock Exchange, the OTC Bulletin Board or any other equivalent or similar securities exchange).

We may ultimately seek the listing of our common stock on Nasdaq, the American Stock Exchange or even an exchange in another country. However, we cannot assure you that we will be able to meet the initial listing standards of either of those or of any other stock exchange, or that we will be able to maintain a listing of our common stock on either of those or any other stock exchange. After completing a business combination, until our common stock is listed on the Nasdaq or another stock exchange, we expect that our common stock would be eligible to trade on the OTC Bulletin Board, another over-the-counter quotation system, or on the “pink sheets,” where our stockholders may find it more difficult to dispose of shares or obtain accurate quotations as to the market value of our common stock.

Our common stock is subject to the "penny stock" rules of the SEC and the trading market in our securities is limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

The Securities and Exchange Commission has adopted certain rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)  that are applicable to "penny stocks".  For the purposes relevant to us, a “penny stock” is any equity security that has a market price of less than $5.00 per share or has an exercise or conversion price of less than $5.00 per share, subject to certain exceptions, constitutes a "penny stock".  For any transaction involving a penny stock, unless exempt, the rules require:

•         that a broker or dealer approve a person's account for transactions in penny stocks;

•         the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased; and

•         that a broker or dealer provide certain detailed market information about the market for the applicable company’s securities.

In order to approve a person's account for transactions involving penny stocks, the broker or dealer must:

•         obtain financial information, investment experience and investment objectives of the person; and

•         make a reasonable determination that the proposed transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the SEC relating to the penny stock market, which, in highlight form:

•         sets forth the basis on which the broker or dealer made the suitability determination; and

•         that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Following a transaction, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Generally, brokers may be less willing to execute transactions in securities subject to the "penny stock" rules.  This may make it more difficult for investors to dispose of our common stock and depress the market value of our stock.

There are additional risks of investing in penny stocks whether in public offerings or in secondary trading, relating to commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions.

There is no public market for our common stock, nor have we ever paid dividends on our common stock.

There is no public trading market for our common stock and none is expected to develop until our business develops further.  Additionally, we have never paid dividends on our common stock and do not presently intend to pay any dividends in the foreseeable future. We anticipate that any funds available for payment of dividends will be re-invested into the Company to further its business strategy.

The Company has interest bearing preferred stock issued and outstanding, which may have an impact on the Company’s cash flow, cash requirements or may lead to dilution for the holders of common shares.

Our Articles of Incorporation authorizes the issuance of up to 100,000,000 shares of preferred stock with designations, rights and preferences determined from time to time by its Board of Directors. Accordingly, our Board of Directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting, or other rights which could adversely affect the voting power or other rights of the holders of the common stock. In the event of issuance, the preferred stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company.

Currently, 240,000 Class A preferred shares have been authorized and issued (the “Class A Preferred Shares”).  The Class A Preferred Shares accrue interest at 10% per annum on their issue price, with interest accruing daily and to be compounded to the extent unpaid annually.  Each outstanding Class A Preferred Share is retractable by the Company for CAD$1.00 per Class A Preferred Share, plus any accrued and unpaid interest.  The Class A Preferred Shares are not entitled to participate in the capital appreciation of the Company.  Furthermore, if the Company is liquidated, dissolved or wound up (whether voluntarily or not), or if there is any other distribution of its assets among its shareholders for the purpose of winding up its affairs, before any distribution of any part of the property or assets of the Company is made to the holders of the common shares or any other shares, the holders of the Class A Preferred Shares will be entitled to receive an amount equal to CAD$1.00 for each Class A Preferred share then issued and outstanding, plus accrued and unpaid interest, from the proceeds of distribution of the property or assets of the Company.

As a result, the holders of the preferred shares have a priority interest in the assets of the Company, and the could be pressure on management to use income and other resources to pay interest owed on the Class A Preferred Shares rather than to further expand and develop the Company’s business.  In addition, if the Company seeks to pay off accrued interest on the Class A Preferred Shares with equity shares of the Company (subject to securities laws), the interests of the holders of common shares of the Company will be diluted.

Although we have no present intention to issue any other shares of the Company’s authorized preferred stock, there can be no assurance that we will not do so in the future.

Carbon trading may become obsolete

Carbon trading is a commercial activity that can be regulated by specific jurisdictions or can be voluntary.  When regulated, governments compel polluters to reduce their greenhouse gas emissions through technological improvements or through the purchase of carbon offsets (carbon credits).  It is an identified risk factor that new legislation may arise in certain jurisdictions that may render the Company’s business plan and technology obsolete with respect to carbon credits. With respect to the voluntary trade of carbon credits, there is a significant risk that certain voluntary purchasers of carbon credits may elect to cease the purchase of carbon credits for various reasons that are inherent to their business plans, or because of changing economic, political or other conditions.

Financial Information

Management’s Discussion and Analysis of Financial Condition and results of Operations

Overview

Joshua Gold Resources Inc. (formerly known as Bio-Carbon Systems International Inc.) was incorporated in the State of Nevada on July 10, 2009. From inception until June 4, 2010, our efforts were focused primarily on organizational efforts and on obtaining initial financing. We were formed as a vehicle to pursue a business combination through the acquisition of, or merger with, an operating business. We filed a registration statement on Form 10 with the U.S. Securities and Exchange Commission (the “SEC”) on October 28, 2009, and since its effectiveness, our principal objective has been to engage in a reverse merger transaction with a private company, acquire assets or engage into other yet unspecified business or businesses.

Until June 4, 2010, we were considered to be a "blank check" company. The SEC defines those companies as "any development stage company that is issuing a penny stock, within the meaning of Section 3 (a)(51) of the Exchange Act, and that has no specific business plan or purpose, or has indicated that its business plan is to merge with an unidentified company or companies." Under SEC Rule 12b-2 under the Exchange Act, until June 4, 2010 we also qualified as a “shell company,” because we had no or nominal assets (other than cash) and no or nominal operations.

On May 20, 2010, all outstanding shares of the Company (35,000,000 common shares) were sold from the original shareholder to Ben Fuschino.  (Please see the current report filed on May 26, 2010.)  On June 4, 2010, all outstanding shares of the Company were sold by Ben Fuschino to Luc Duchesne and Robert Cormier. (the “New Controlling Shareholders”), the Company’s name was changed to Bio-Carbon Systems International Inc. and the Company entered into License and Consulting Agreements with entities controlled by Mr. Duchesne and Mr. Cormier.  Having obtained these licenses and considering the Company’s plan for the development of its business using the licensed technology, on June 4, 2010 the Company ceased being a blank check company and a shell company.

The Company’s business plan and objective is to use the licensed intellectual property to provide services and capitalize on opportunities relating to carbon trading, carbon sequestration, and other greenhouse gas emission control, offset and reduction programs. With the increasing importance of such programs, whether participation in them by businesses is voluntary or as a result of mandatory government regulations, we believe there are opportunities for property owners and holders of timber harvesting rights to unlock the value of forested lands and other parcels of property as sources and generators of carbon credits.

Plan of Operations

The Company plans to use its licensed intellectual property and technology to conduct airborne and other surveys of forested lands in areas that are difficult to access. Those surveys would be conducted in a statistically verifiable process designed for use in carbon trading programs to assess the value (and potential value) of the surveyed lands as carbon sequestration land parcels in carbon trading, carbon sequestration, and other greenhouse gas emission control, offset and reduction programs. The Company may also improve the intellectual property, expand the Company’s services into complementary areas and pursue other business opportunities in carbon credit and trading and other areas that are brought to our attention. In addition, the Company may seek to use its licensed intellectual property (and any improvements thereon or derivations therefrom) to pursue opportunities relating to the bio-diversity of surveyed lands.

Limited Operating History; Need for Additional Capital

There is no historical financial information about us upon which to base an evaluation of our performance. Our assets and business have not yet generated substantial or recurring revenues. We cannot guarantee we will be successful in our business operations.  Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources and possible cost overruns due to price and cost increases in services.

We will require additional financing to cover costs that we expect to incur over the next twelve months.  We believe that debt financing will not be an alternative for funding our operations as we do not have tangible assets to secure any debt financing.  We anticipate that additional funding will be in the form of equity financing from the sale of our common stock or other securities.  However, we cannot provide any assurance that we will be able to raise sufficient funding from the sale of our common stock to fund our plan of operations.  In the absence of such financing, we will not be able to continue and our business plan will fail.

Liquidity and Capital Resources

We do not currently engage in any business activities that provide cash flow, and in pursuing business opportunities using the intellectual property and technology licensed from Cormier Enterprises and GSN, we expect to incur expenses without generating any material revenues for the foreseeable future.  The costs of investigating and analyzing possibilities for business transactions from inception to June 4, 2010, and the costs of operating the Company (including paying management, legal advisors, accounting and other fees, and business development expenses) for the next 12 months and beyond such time will be paid with money in our treasury or with additional amounts, as necessary, to be loaned to or invested in us by our stockholders, management or other investors.

As reported below under Recent Sales of Unregistered Securities, the Company has raised a total of $28,800 through the sale of shares of common stock.  We anticipate that these funds will be sufficient to fund our operations for the next 3 months. We have not identified any sources of additional funding for our continued operations, nor have we committed to a plan for funding if our current assets prove inadequate.

During the next 12 months we anticipate incurring costs related to:

• pursuing business opportunities to obtain engagements from clients for the use of our licensed technology;

• preparing our financial statements and having them reviewed and audited; and

• preparing and filing of Exchange Act reports.

We anticipate that we will be able to meet these costs through use of funds in our treasury and additional amounts, as necessary, to be loaned by or invested in us by our stockholders, management or other investors.

Results of Operations

As discussed in items 1.01 and 5.06 of this current report, on June 4, 2010, the Company was granted a license to certain intellectual property that it plans to use to provide services and capitalize on opportunities relating to carbon trading, carbon sequestration, and other greenhouse gas emission control, offset and reduction programs.  With the increasing importance of such programs, whether participation in them by businesses is voluntary or as a result of mandatory government regulations, we believe there are opportunities for property owners and holders of timber harvesting rights to monetize the value of forested lands and other parcels of property in carbon sequestration, carbon offset and other carbon credit programs.  Having obtained these licenses and considering the Company’s plan for the development of its business using the licensed technology, on June 4, 2010 the Company ceased being a blank check company and a shell company.

The Company plans to use its licensed intellectual property and technology licensed to conduct airborne and other surveys of forested lands in areas that are difficult to access.  Those surveys would be conducted in a statistically verifiable process designed for use in carbon trading programs to assess the value (and potential value) of the surveyed lands as carbon sequestration land parcels in carbon trading, carbon sequestration, and other greenhouse gas emission control, offset and reduction programs.  We may also improve the intellectual property, expand the Company’s services into complementary areas and pursue other business opportunities in carbon credit and trading and other areas that are brought to our attention.  In addition, the Company may seek to use its licensed intellectual property (and any improvements thereon or derivations therefrom) to pursue opportunities relating to the bio-diversity of surveyed lands.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Contractual Obligations

As of March 31, 2010, we have no contractual obligations.

Interim Periods

During the fiscal period ended March 31, 2010 and from the fiscal year ended December 31, 2009, the Company’s current assets did not change and the Company’s total liabilities increased by $13,540.

There were no material changes in the company’s results of operations during the fiscal period ended March 31, 2010.

Properties

As of March 31, 2010 we neither rent nor own any properties. The Company currently has no policy with respect to investments or interests in real estate, real estate mortgages or securities of, or interests in, persons primarily engaged in real estate activities.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of June 4, 2010 and upon the Change of Control, the number of shares of common stock beneficially owned of record by executive officers, directors and persons who hold 5% or more of the outstanding common stock of the Company.

Common Stock

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class
Luc Duchesne (1) 132 Leo Avenue Sault Ste Marie, ON P6A 3V7 Canada	58,000,000 (2)	21.93%
Robert Cormier (3) 19 Coulson Avenue Sault Ste Marie, ON P6A 3X4 Canada	58,000,000 (4)	21.93%
Benjamin Ward 115 Sydenham St. Dundas, ON L9H 2V5 Canada	2,000,000	0.76%
All Officers and Directors as a group (5)	108,000,000	44.61%

(1) As discussed under item 1.01 and item 5.02 of this current report, Luc Duchesne serves as the Chief Executive Officer, President, Treasurer/Chief Financial Officer and a director of the Company.

(2) Includes 18,750,000 shares registered to GSN Dreamworks Inc., a company wholly owned by Mr. Duchesne.

(3) As discussed under item 1.01 and item 5.02 of this current report, Robert Cormier serves as the Chief Operating Officer, Secretary and a director of the Company.

(4) Includes 18,750,000 shares registered to R&B Cormier Enterprises Inc., a company wholly owned by Mr. Cormier and his spouse.

(5) Excludes 500,000 shares held by Henry Chu.  Mr. Chu served as a director of the Company for a period of time, but no longer serves in that capacity.

Directors and Executive Officers

Currently, the Company has three directors and two officers.  On June 4, 2010, after the Company entered into the material agreements discussed in item 1.01 of this current report, Luc Duchesne and Robert Cormier were elected as officers and directors of the Company.  As discussed under item 1.01 of this current report, Mr. Duchesne has been appointed the Chief Executive Officer, President and Treasurer/Chief Financial Officer of the Company, and Mr. Cormier has been appointed the Chief Operating Officer and Secretary of the Company.

Name	Age	Position
Luc Duchesne	49	Chief Executive Officer, President and Treasurer/Chief Financial Officer; Director
Robert Cormier	53	Chief Operating Officer and Secretary; Director
Benjamin Ward	30	Director

During the last five years, Dr. Luc Duchesne (age 49) has been President and CEO of Forest BioProducts Inc, a consulting firm in forestry dealing with resource development; SITTM Technologies Inc, a biodiesel technology and brokerage firm; and GSN Dreamworks Inc., a research and development firm involved in opportunities relating to carbon stocks and natural resources. From 2004 to 2006, Dr. Duchesne was fully engaged in forestry consulting, acting as CEO of Forest BioProducts, a privately owned Ontario corporation, providing various services to clients seeking economic opportunities from the exploitation of non timber values from forest ecosystems such as bioenergy, biomass, pharmaceuticals and nutraceuticals.  These activities were reduced to 20% of his time when he took the position of CEO of SITTM Technologies Inc, in 2006.  SITTM Technologies Inc is a privately owned corporation involved in the manufacturing and sales of biodiesel and value added products from fatty acid methyl esters. This took up 60% of his time. He was president of GSN Dreamworks from 2006 continuing until June 2010 when he became CEO of BioCarbon Systems International.   GSN Dreamworks Inc. is a privately owned Ontario company dedicated to research and development mainly in the non timber value sector of forestry.  He is currently engaged in the full time management of the Company with a minimum effort of 40 hours per week.  Dr. Duchesne holds a PhD in plant biochemistry from the University of Guelph, a M.Sc. in Forest Sciences from the University of Toronto (1985) and a B.Sc. in Forest Engineering from Laval University (1983).  He has authored or co-authored 85 peer-reviewed scientific articles, book chapters or books.  He has developed algorithms and other knowledge relating to carbon stocks and the assessment of the amount of carbon stock found in various natural ecosystems.  That intellectual property can be used to validate carbon stocks in the context of carbon trading regimes.

Mr. Duchesne was appointed as a director of the Company in large part because of his academic training with respect to forestry matters, his training and experience in the forestry sector, his prior experience as an entrepreneur, and his specific knowledge and understanding of the intellectual property to be exploited by the Company and the business opportunities in which that technology could be applied.  Mr. Duchesne anticipates that over the next six months, although the Company’s business is not yet established and active, he will devote approximately 160 hours per month to the business of the Company.  As the Company becomes more active, he will devote appropriate amounts of additional time to the Company.

During the last five years, Robert Cormier (age 53) has been President and Chief Pilot of R&B Cormier Enterprises Inc., an Ontario corporation in operation since 1988 which occupied 95% of this time, and Remote Airborne Solutions Inc., an Alberta corporation which occupied 5 % of his time and to which he currently provides less than 1% of his time. On behalf of R&B Cormier Enterprises Inc., he has developed a methodology for the imaging and interpretation of lands for the purpose of determining tree and resource inventories.  [Mr. Cormier is a commercial pilot, research diver and forestry technologist.  From 1982 to 1989, he was an owner and senior manager of a commercial trading house with an international clientele.  Prior to 1982, Mr. Cormier was a full time pilot and held various management positions including Senior Line Pilot and Chief Pilot, responsible for compliance with Transport Canada requirements and corporate safety and governance protocols. Mr. Cormier has also acted as a volunteer director to many non profit corporations such as the Sault Ste. Marie Innovation Centre from 1999-2000.  During his career, he has worked and consulted on natural resource issues on all continents except Australia/Antarctica.

Mr. Cormier was appointed as a director of the Company in large part because of his experience in the forestry sector, with the issues involved in performing aerial surveys and his other field experience, his prior experience as an entrepreneur, and his specific knowledge and understanding of the intellectual property to be exploited by the Company and the business opportunities in which that technology could be applied.  Mr. Cormier anticipates that over the next six months, although the Company’s business is not yet established and active, he will devote approximately 160 hours per month to the business of the Company.  As the Company becomes more active, he will devote appropriate amounts of additional time to the Company’s affairs.

On June 4, 2010, Benjamin Ward (age 30) was also elected as a director of the Company.  Mr. Ward joined Mr. Duchesne and Mr. Cormier on the board of directors on June 4, 2010.  Since July 2009 Mr. Ward’s primary occupation has been as the Executive Director of Kerr Street Community Services (“KSCS”), a community development organization that works from in Oakville, Ontario Canada.  Mr. Ward is responsible for management of 55 staff and400 volunteers at KSCS to deliver tangible relief programs relating primarily to food security and educational initiatives.  5,200 people rely on the services of KSCS every month.  Mr. Ward has extensive experience in international development, having served as the National Director of Economic Development for OMS International from May 2005 to July 2009.  Through his work with that organization, Mr. Ward gained project implementation experience in over 40 countries.  Mr. Ward served on the Advisory Board of Empower Global, a microfinance organization operating in Asia, Africa and the Caribbean, from September 2006 to July 2009.  From 2006 to 2009, Mr. Ward served as a non-member advisory committee member of that organization.  Mr. Ward holds a (H)BA, Postgraduate Certificate of Management and Master of Business Administration with a dual concentration of finance and operations from the Bradford University School of Management, England.

Mr. Ward was appointed as a director because of his management experience, his prior work experience in geographic locations where business opportunities are present for the Company’s technology, and his management training (which has, in particular, provided exposure and experience with financial reporting).  As a non-management board member, Mr. Ward anticipates that he will devote a few hours per month to the affairs of the Company, until the Company’s business becomes more active.  However, he expects that additional time will be required during period where the Company’s quarterly and annual reports are being prepared (and where applicable, audited).

As an advance payment for the service of Mr. Cormier, Mr. Duchesne and Mr. Ward as directors of the Company, 2,000,000 common shares of the Company were issued to each of them, at a deemed price of $0.0003 per share.

None of the director resignations disclosed on this current report arose because of a disagreement with the Company or a removal of a director.

There are no family relationships between any of the individuals serving as directors or officers of the Company.

As discussed under item 1.01 and item 5.06 of this current report, we entered into license agreements with companies owned and/or controlled by Mr. Cormier and Mr. Duchesne, and we also entered into consulting agreements with these individuals. Further information about those agreements is provided under items 1.01 and 5.06.

Executive Compensation

During the fiscal year ended December 31, 2009, no cash compensation was paid to any directors or “named executive officers” (as defined under Regulation S-K under the Securities Act and Exchange Act), nor was any compensation paid in the form of options, warrants, shares or other securities.

As discussed under item 1.01 of this current report, each of Mr. Duchesne and Mr. Cormier will receive cash payments of $3,500 as payment for their agreement to serve as officers of the Company and to provide us with the services contemplated under the Consulting Agreements with them.  Each of them will also be issued 19,750,000 shares of our common stock.  Pursuant to our Consulting Agreements with Mr. Duchesne and Mr. Cormier, the Company anticipates that it will pay additional remuneration to these individuals for their on-going services, likely in the form of a monthly cash payment that would be established and would commence after the Company has commenced more regular business operations.  For the time being, the amount of those payments and any other conditions as to the timing and nature of those payments has not been determined. The Company does not expect that these individuals or other officers (should they be appointed) will receive any remuneration until we have adequate financial resources.

Mr. Duchesne and Mr. Cormier are not employees of the Company, and there are no other employees.  Therefore, no retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

There are no understandings or agreements regarding compensation that the Company’s management will receive or be entitled to receive after a business transaction that is required to be included in this current report, or otherwise.

As the Company has not yet earned any revenue from its operations, we have not yet developed programs and policies that would apply to or guide decisions regarding compensation to be awarded to its officers and directors.  As the Company’s business develops and it becomes possible to make (or contemplate making) more cash payments to its officers and directors, the directors of the Company will consider developing and adopting appropriate compensation programs and policies consistent with industry and competitor practices, the levels of activity for the Company and the success of the Company’s service offering.  For the foreseeable future, the Company expects that cash compensation will be limited, in favour of non-cash forms of compensation.

Compensation Committee Interlocks and Insider Participation

The Company did not have a compensation committee in the fiscal year ended December 31, 2009, nor does it currently have one.  During the fiscal year ended December 31, 2009, our board of directors had no deliberations regarding executive officer compensation.  To date during the current fiscal year, no officers or employees of the Company participated I deliberations of our board of directors concerning executive officer compensation.

In addition, during the fiscal year ended December 31, 2009, the fiscal period ended March 31, 2010 and since that time:

  none of the directors of the Company served as a member of the compensation committee or board of directors of another entity, one of whose executive officers served on our compensation committee or board;
  none of our executive officers served as a director of another entity, one of whose executive officers served on our compensation committee or board; and
  none of our executive officers served as a member of the compensation committee or board of another entity, one of whose executive officers served as one of our directors.

Certain Relationships and Related Party Transactions, and Director Independence

Since inception, as discussed under items 1.01 and 5.06 of this current report, the Company entered into license agreements with companies controlled by individuals who have become directors and executive officers of the Company, as well as consulting agreements with those individuals.  Further details regarding those agreements are provided under items 1.01 and 5.06 of this current report.  As it is currently not possible for the Company to predict the amount of revenue that will be earned by us from the intellectual property under license, and accordingly the amount of royalty payments to be made, we have not provided an estimate of the approximate dollar value of the amount involved in these license agreements.  In addition, other than the intial payments of $9,125 to each of Mr. Duchesne and Mr. Cormier, payable as to $3,500 in cash as to the remaining $5,925 in the form of 19,750,000 common shares valued at $0.0003 per share, the board has not authorized any future payments to them as officers.

Benjamin Ward is the sole member of our board of directors who is independent.  In assessing whether Mr. Ward and the other directors of the Company are independent, the Company adopted the standard imposed by the Nasdaq Stock Market.  Under those rules, an "independent director" is any director, other than an executive officer or employee of the applicable company or any other individual having a relationship which, in the opinion of the applicable company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. For purposes of this rule, "family member" means a person's spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person's home.  Under the Nasdaq Stock Market’s rules, the following persons are not independent:  The following persons shall not be considered independent:

(A)  a director who is, or at any time during the past three years was, employed by the Company;

(B)  a director who accepted or who has a Family Member who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

(i) compensation for board or board committee service;

(ii) compensation paid to a family member who is an employee (other than an executive officer) of the applicable company; or

(iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation.

(C)   a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the company as an Executive Officer;

(D) a director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the applicable company made, or from which the applicable company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

(i) payments arising solely from investments in the Company's securities; or

(ii) payments under non-discretionary charitable contribution matching programs.

(E)  a director of the company who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the applicable company serve on the compensation committee of such other entity; or

(F)   a director who is, or has a family member who is, a current partner of the company's outside auditor, or was a partner or employee of the applicable company's outside auditor who worked on the applicable company's audit at any time during any of the past three years.

As previously discussed in this report in connection with the risk factor entitled “There may be conflicts of interest between our management and our non-management stockholders”, the Company’s sole officers and a majority of its directors, continue to be involved in businesses that operate and commercialize technology that is similar or related to the Company’s, although those businesses exploit and seek to exploit different applications and opportunities.  The potential for conflicts heightens the importance of having one or more independent directors on the Company’s board of directors..

Market Price of and Dividends on the Company's Common Equity and Related Stockholder Matters

Market Information

Neither our common stock nor our Class A Preferred Shares are trading on any stock exchange or listed quotation service. The Company is not aware of any market activity in our stock since our inception and through the date of this filing.  The Company does not intend to seek the listing or quotation of our Class A Preferred Shares on any stock exchange or quotation service.

Holders

As of June 4, 2010, there were 21 holders of record of the 264,500,000 shares of the Company’s common stock outstanding.  As of that date, there were four record holders of the Company’s outstanding 240,000 Class A Preferred Shares.

Dividend Policy

We have not declared or paid any cash dividends on our common stock or preferred stock and we do not intend to declare or pay any cash dividend in the foreseeable future. The payment of dividends, if any, is within the discretion of the sole director and will depend on the Company's earnings, if any, its capital requirements and financial condition and such other factors as the sole director may consider.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have any equity compensation plans or any individual compensation arrangements with respect to our common stock or preferred stock.

The issuance of any of our common or preferred stock is within the discretion of our sole director, which has the power to issue any or all of our authorized but unissued shares without stockholder approval.

Issuer Purchases of Equity Securities

None.

Recent Sales of Unregistered Securities

Since inception, the Company sold the following unregistered securities:

• on July 10, 2009, the Company issued 35,000,000 common shares to Mr. Nitin Amersey, the sole director and officer of the Company, in a private placement transaction under Rule 506 under the Securities Act, at a purchase price of $0.0001 per common share, for aggregate proceeds of $3,500;

• on June 3, 2010 the Company issued 500,000 common shares to Mr. Ben Fuschino, at a deemed price of $0.0003 per common share, as an advance for his service as the sole director and officer of the Company in a transaction exempt from registration under Rule 903(b)(3) under the Securities Act;

• on June 3, 2010, the Company issued an aggregate total of 240,000 preferred shares of the Company to John S. Wilkes, Penny Currah, Benedetto Fuschino and Scott Keevil, with each individual receiving 60,000 preferred shares of the Company, at a deemed price of $1.00 per preferred share, for services rendered in a transaction exempt from registration under Rule 903(b)(3) under the Securities Act;

• on June 4, 2010, the Company issued 37,500,000 common shares pursuant to two license agreements (18,750,000 common shares to GSN Dreamworks Inc. and 18,750,000 common shares to R&B Cormier Enterprises Inc.) at a deemed price of $0.0003 per common share, for grant of exclusive technology licenses in a transaction exempt from registration under Rule 903(b)(3) under the Securities Act;

• on June 4, 2010, the Company issued an aggregate total of 39,500,000 common shares to two consultants (19,750,000 common shares to Mr. Luc C. Duchesne and 19,750,000 common shares to Mr. Robert G. Cormier ) pursuant to consulting agreements, at a deemed price of $0.0003 per common share for consulting services in a transaction exempt from registration under Rule 903(b)(3) under the Securities Act;

• on June 4, 2010, the Company issued an aggregate total of 6,000,000 common shares to the directors of the Company (2,000,000 common shares to Mr. Robert Cormier; 2,000,000 to Mr. Luc C. Duchesne and 2,000,000 common shares to Mr. Benjamin Ward), at a deemed price of $0.0003 as an advance payment for their service on the board for 2010 in a transaction exempt from registration under Rule 903(b)(3) under the Securities Act;

• on June 4, 2010, the Company issued an aggregate total of 50,000,000 common shares of the Company to John S. Wilkes, Penny Currah, Benedetto Fuschino and Scott Keevil, with each individual receiving 12,500,000 common shares of the Company, at a purchase price of $0.0003 per share, the consideration having been paid by promissory notes ($3,750 each promissory note) which were subsequently paid; and

• on June 4, 2010, the Company issued an aggregate total of 96,000,000 common shares to Luc Duchesne and Robert Cormier, with each individual receiving 48,000,000 common shares, at a purchase price of $0.0003 per share for total proceeds of $28,800.  This transaction was exempt from registration under Rule 903(b)(3) under the Securities Act.

Description of Registrant’s Securities to be Registered

Common and Preferred Stock

The authorized capital stock of our Company consists of 400,000,000 shares of common stock, par value $0.0001 per share, of which there are currently 264,500,000 issued and outstanding, and 100,000,000 shares of preferred stock, par value $0.0001 per share, of which 240,000 shares have been designated and issued as Class A Preferred Shares.

All outstanding shares of common stock are of the same class and have equal rights and attributes. The holders of common stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company. All stockholders are entitled to share equally in dividends, if any, as may be declared from time to time by the sole director out of funds legally available. In the event of liquidation, the holders of common stock are entitled to share ratably in all assets remaining after payment of all liabilities. The stockholders do not have cumulative or preemptive rights.

The designated and issued Class A Preferred Shares are all non-voting shares.  The Class A Preferred Shares accrue interest at 10% per annum on their issue price of such Class A Preferred Shares, with interest accruing daily and to be compounded to the extent unpaid annually.  Each outstanding Class A Preferred Share will be retractable by the Company for CAD$1.00 per Class A Preferred Share, plus any accrued and unpaid interest.  The Class A Preferred Shares are not entitled to participate in the capital appreciation of the Company.  Furthermore, if the Company is liquidated, dissolved or wound up (whether voluntarily or not), or if there is any other distribution of its assets among its shareholders for the purpose of winding up its affairs, the holders of the Class A Preferred Shares will be entitled to receive an amount equal to CAD$1.00 for each Class A Preferred share then issued and outstanding, plus accrued and unpaid interest from distribution of the property or assets of the Company before any distribution of any part of the property or assets of the Company among the holders of the common shares or any other shares.

Indemnification of Directors and Officers

The disclosure required under item 12 of Form 10 is incorporated by reference from our current report filed on May 21, 2010.

Penny Stock Rule

The Securities and Exchange Commission has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks.  Penny stocks are generally equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on NASDAQ, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system).

The shares offered by this prospectus constitute penny stock under the Exchange Act.  The shares will remain penny stock for the foreseeable future.  The classification of penny stock makes it more difficult for a broker-dealer to sell the stock into a secondary market, which makes it more difficult for a purchaser to liquidate his or her investment.  Any broker-dealer engaged by the purchaser for the purpose of selling his or her shares in our company will be subject to rules 15g-1 through 15g-10 of the Exchange Act.  Rather than creating a need to comply with those rules, some broker-dealers will refuse to attempt to sell penny stock.

The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from those rules, deliver a standardized risk disclosure document prepared by the Commission, which:

•         contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading;

•         contains a description of the broker's or dealer’s duties to the customer and of the rights and remedies available to the customer with respect to a violation to such duties or other requirements;

•         contains a brief, clear, narrative description of a dealer market, including "bid" and "ask" prices for penny stocks and the significance of the spread between the bid and ask price;

•         contains a toll-free telephone number for inquiries on disciplinary actions;

•         defines significant terms in the disclosure document or in the conduct of trading penny stocks; and

•         contains such other information and is in such form (including language, type, size, and format) as the Commission shall require by rule or regulation.

The broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer:

•         with bid and offer quotations for the penny stock;

•         the compensation of the broker-dealer and its salesperson in the transaction;

•         the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and

•         monthly account statements showing the market value of each penny stock held in the customer's account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitability statement.  These disclosure requirements will have the effect of reducing the trading activity in the secondary market for our stock because it will be subject to these penny stock rules.  Therefore, stockholders may have difficulty selling those securities.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 1, 2010, Nitin Amersey resigned as our sole officer and director.  On that date, Ben Fuschino was elected the President, Chief Financial Officer, Secretary and sole director of the Company.  Mr. Fuschino (age 48) is the past President and CEO of both Michigan Gold Mining Ventures and Sarissa Resources, Inc.  Today, Mr. Fuschino is President of Friggi N.A. Inc., a machine tool company.  Some accomplishments to his credit include designing, structuring and implementing sales and marketing tactics within his large territory, negotiating a joint venture deal with a European company for equity investment and increased product breadth, and negotiating exclusive rights for new products to the North American market.  Additionally, during his career, Mr. Fuschino held the position of Manager Retail Banking at the Royal Bank of Canada in which he supervised a staff of 20 employees and was responsible for overall branch performance.  Mr. Fuschino was also the President of Herakles Holdings, Inc. where he focused on management consulting.  While at Herakles Holdings, Inc., Mr. Fuschino prepared business plans and company assessments, provided financial consulting to individuals and corporations, as well as setup and coordinated management presentation workshops.  Mr. Fuschino studied business, political science and economics at the University of Western Ontario, as well as marketing and communications at the University of Windsor.  Today he continues his studies of philosophy and psychology at the University of Western Ontario.  Mr. Fuschino is fluent in 4 languages.

On June 3, 2010, Mr. Fuschino resigned as the sole officer and director of the Company, and Henry C. Chu, was elected as a director of the Company, and appointed as the Interim Chief Executive Officer of the Company.  Mr. Chu’s is an owner of environmental technology businesses.  He has over 15 years of experience as a leader in business solutions to environmental issues.  Mr. Chu is a pioneer in business fields such as bio-remediation, water purification and energy efficient lighting.  Mr. Chu has developed a broad contact base in areas relating to providing cost-effective solutions to environmental issues.  As an advance payment for his service as a director and officer of the Company in 2010, 500,000 common shares of the Company were issued to Mr. Chu (at a deemed price of $0.0003 per share).

On June 4, 2010, after the Company entered into the material agreements discussed in item 1.01 of this current report, Mr. Chu resigned as an officer and director of the Company.  On that day, and further to Mr. Chu’s resignations, Luc Duchesne and Robert Cormier were elected as officers and directors of the Company.  As discussed under item 1.01 of this current report, Mr. Duchesne has been appointed the Chief Executive Officer, President and Treasurer/Chief Financial Officer of the Company, and Mr. Cormier has been appointed the Chief Operating Officer and Secretary of the Company. As an advance payment for their services as directors and officers of the Company in 2010, 2,000,000 common shares of the Company were issued to each of Mr. Cormier and Mr. Duchesne (at a deemed price of $0.0003 per share).

On June 4, 2010, Benjamin Ward, was also elected as a director of the Company.  Mr. Ward joins Mr. Duchesne and Mr. Cormier on the board of directors.  As an advance payment for his service as a director and officer of the Company in 2010, 2,000,000 common shares of the Company were issued to Mr. Ward (at a deemed price of $0.0003 per share).

Please refer to “Directors and Executive Officers” under item 5.01 of this current report for information regarding the qualifications and experience of Mr. Cormier, Mr. Duchesne and Mr. Ward.  In addition, please refer to item 1.01 of this current report, as well as to the discussion under “Executive Compensation” under item 5.01 of this current report, for details regarding the Consulting Agreements we entered into with Mr. Cormier and Mr. Duchesne, and the compensation paid to them and to Mr. Ward for their service as directors and officers of the Company.

None of the director resignations disclosed on this current report arose because of a disagreement with the Company or a removal of a director.

There are no family relationships between any of the individuals serving as directors or officers of the Company.

As discussed under item 1.01 and item 5.06 of this current report, we entered into license agreements with companies owned and/or controlled by Mr. Cormier and Mr. Duchesne, and we also entered into consulting agreements with these individuals. Further information about those agreements is provided under items 1.01 and 5.06.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2010, the Company amended its Articles of Incorporation and changed its name from “ABC Acquisition Corp. 1501” to “Bio-Carbon Systems International Inc.”  In addition, a Certificate of Designation was filed with the Secretary of State for Nevada on June 4, 2010 designating 240,000 of our preferred shares as Class A Preferred Shares, the terms and conditions of which are described in greater detail in this current report under “Description of Registrant’s Securities to be Registered” in item 5.01.

Item 5.06 – Change in Shell Company Status

Until June 4, 2010, we were considered to be a "blank check" company. The SEC defines those companies as "any development stage company that is issuing a penny stock, within the meaning of Section 3 (a)(51) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that has no specific business plan or purpose, or has indicated that its business plan is to merge with an unidentified company or companies." Under SEC Rule 12b-2 under the Exchange Act, until June 4, 2010 we also qualified as a “shell company,” because we had no or nominal assets (other than cash) and no or nominal operations. Many states have enacted statutes, rules and regulations limiting the sale of securities of "blank check" companies in their respective jurisdictions.

As discussed in items 1.01 and 5.01 of this current report, on June 4, 2010, the Company was granted a license to certain intellectual property that it plans to use to provide services and capitalize on opportunities relating to carbon trading, carbon sequestration, and other greenhouse gas emission control, offset and reduction programs.  With the increasing importance of such programs, whether participation in them by businesses is voluntary or as a result of mandatory government regulations, we believe there are opportunities for property owners and holders of timber harvesting rights to monetize the value of forested lands and other parcels of property in carbon sequestration, carbon offset and other carbon credit programs.  Having obtained these licenses and considering the Company’s plan for the development of its business using the licensed technology, on June 4, 2010 the Company ceased being a blank check company and a shell company.

The Company plans to use the intellectual property and technology licensed from Cormier Enterprises and GSN to conduct airborne and other surveys of forested lands in areas that are difficult to access.  Those surveys would be conducted in a statistically verifiable process designed for use in carbon trading programs to assess the value (and potential value) of the surveyed lands as carbon sequestration land parcels in carbon trading, carbon sequestration, and other greenhouse gas emission control, offset and reduction programs.  We may also improve the intellectual property, expand the Company’s services into complementary areas and pursue other business opportunities in carbon credit and trading and other areas that are brought to the attention of the Company.  In addition, the Company may seek to use the intellectual property licensed from Cormier Enterprises and GSN (and improved upon by the Company) to pursue opportunities relating to the bio-diversity of lands that it surveys.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The following matters were submitted for approval to the shareholders of the Company on June 4, 2010, and the shareholders approved each of these matters as presented to them by signing unanimous written consents:

  Election of Henry C. Chu as a director;
   Election of Luc Duchesne and Robert Cormier as directors;
  Change of name of the Company from ABC Acquisition Corp. 1501 to Bio-Carbon Systems International Inc. and subsequent amendment of the Articles of Incorporation; and
  Election of Benjamin Ward as a director (following the resignation of Henry Chu).

No other matters were submitted to the shareholders of the Company for their approval when the above matters were presented to the shareholders.

EXHIBITS

Exhibit No.                        Description

3.01Certificate of Designation*

3.02Certificate of Amendment*

10.01                     Form of License Agreement dated June 4, 2010 between the Company and GSN Dreamworks, Inc.

10.02                     Form of License Agreement dated June 4, 2010 between the Company and R&B Cormier Enterprises Inc.

10.03                     Form of Consulting Agreement dated June 4, 2010 between the Company and Luc Duchesne

10.04                     Form of Consulting Agreement dated June 4, 2010 between the Company and Robert Cormier

16.01                     Letter of UHY LLP dated June 4, 2010*

*Included in previously filed reporting documents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 22, 2011

JOSHUA GOLD RESOURCES INC. By: /s/ Benjamin Ward Benjamin Ward President, CEO, CFO and Director